SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    Form 8-K


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): October 27, 2005


                         First Federal Bankshares, Inc.
                         ------------------------------
             (Exact name of registrant as specified in its charter)


         Delaware                        0-25509                 42-1485449
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(State or other jurisdiction)     (Commission File No.)       (I.R.S. Employer
        of incorporation)                                    Identification No.)


Address of principal executive offices:  329 Pierce Street, Sioux City,
                                         ------------------------------
                                         Iowa 51101
                                         ----------


Registrant's telephone number, including area code:  (712) 277-0200
                                                     --------------


                                 Not Applicable
                                 --------------
          (Former name or former address if changed since last report)



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Item 8.01.  Other Events.

     Stockholders of First Federal Bankshares, Inc. (the "Company") at the 2005 Annual Meeting of Stockholders re-elected three directors of the Company and ratified the appointment of McGladrey & Pullen, LLP as the independent registered public accounting firm of the Company. Re-elected to the Company's Board were Arlene T. Curry, Gary L. Evans and Allen J. Johnson.

     Following the Annual Meeting, the Company's Board of Directors declared a quarterly dividend of $0.10 per share, the same as distributed last quarter. The dividend is payable on November 30, 2005 to stockholders of record on November 16, 2005.

     The Board of Directors also appointed Ms. Curry as Chairman of the Board of Directors of the Company and of First Federal Bank, the Company's banking subsidiary.

     A press release with additional details is filed herewith as Ex. 99.1.

Item 9.01   Financial Statements and Exhibits

The following exhibits are furnished herewith:

        Exhibit No.             Description
        -----------             -----------

        99.1                    Press Release, dated October 27, 2005







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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                      FIRST FEDERAL BANKSHARES, INC.


DATE:  October 31, 2005               By:  /s/ Barry E. Backhaus
                                           -------------------------------------
                                           Barry E. Backhaus
                                           President and Chief Executive Officer